EQ ADVISORS TRUSTSM

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

SUPPLEMENT DATED DECEMBER 31, 2010 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2010

This Supplement updates information contained in the Summary Prospectus dated May 1, 2010 of the EQ/PIMCO Ultra Short Bond Portfolio (“Portfolio”) of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view print, and download a copy of these documents at the Trust’s website at

www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information about a portfolio manager change for the Portfolio.

As of the date of this supplement, the legend on the first page of the Portfolio’s Summary Prospectus is hereby deleted in its entirety and replaced with the following:

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus, dated May 1, 2010, as supplemented May 24, 2010, June 7, 2010, August 1, 2010, October 26, 2010, October 29, 2010, December 8, 2010, December 21, 2010 and December 31, 2010, and Statement of Additional Information (“SAI”), dated May 1, 2010, as supplemented May 24, 2010, September 1, 2010, October 26, 2010, December 21, 2010 and December 31, 2010, and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2009, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus and SAI and any supplements thereto, its annual report and other information about the Portfolio online at
www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-888-222-2144 or by sending an e-mail request to service@axa-equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

Effective January 3, 2011, Paul A. McCulley of Pacific Investment Management Company LLC (“PIMCO”) will no longer serve as a portfolio manager to the Portfolio. At that time, Jerome Schneider will be added as a portfolio manager to the Portfolio. Effective January 3, 2011, information regarding Paul McCulley in the “Who Manages the Portfolio – Adviser: Pacific Investment Management Company, LLC. (“PIMCO”) – Portfolio Manager” section of the Summary Prospectus is deleted and replaced with the following information:

Name	Title	Date Began Managing the Portfolio
Jerome Schneider	Executive Vice President PIMCO	January 2011